UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 30, 2006

Scheid Vineyards Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

305 Hilltown Road

Salinas, California 93908
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(831) 455-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2: below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 30, 2006, Scheid Vineyards Inc. (“Company”) filed a Schedule 14C Preliminary Information Statement and a Schedule 13E-3 Transaction Statement with the Securities and Exchange Commission (“SEC”) describing a 1-for-5 reverse stock split (“Reverse Stock Split”) of the Company’s Class A and Class B Common Stock. The purpose of the Reverse Stock Split is to position the Company to be able to terminate the registration of its Class A Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) so that the Company would no longer be required to file periodic reports and other information with the SEC under Section 13 of the Exchange Act.  If the transaction is consummated, the Company will continue future operations as a non-reporting company, thereby relieving it of the costs, administrative burdens and competitive disadvantages associated with operating as an SEC reporting company. The Company intends to accomplish this purpose by reducing the number of holders of record of its Class A Common Stock to less than 300 by cashing out the fractional shares that are expected to result from the Reverse Stock Split.

In connection with the SEC deregistration process, the Company will request that Nasdaq delist its Class A Common Stock from The Nasdaq SmallCap Market.  The Company anticipates that its shares of Class A Common Stock will be traded on the Pink Sheets Electronic Quotation Service, but can make no assurances that any broker will make a market in the Company’s Class A Common Stock.

Following any review by the SEC, the Company plans to disseminate a Definitive Information Statement to its stockholders and amend its Certificate of Incorporation with the Delaware Secretary of State. The Company is unable to determine the exact effective date of the Reverse Stock Split at this time.  Although the Company’s Board of Directors and stockholders have approved the Reverse Stock Split, the Board of Directors, in its sole discretion, reserves the right to abandon the Reverse Stock Split prior to its effective date if it determines that abandoning the Reverse Stock Split is in the best interests of the Company.

Attached hereto as Exhibit No. 99.1 and incorporated herein by reference is a copy of the Company’s press release issued today announcing the Reverse Stock Split.

Item 9.01  Financial Statements and Exhibits.

Item 9.01(d)                               Exhibits.

Exhibit No.	Description

99.1	Press release dated January 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2006

SCHEID VINEYARDS INC.

	By:	/s/ Michael S. Thomsen
Michael S. Thomsen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 30, 2006.